Goodwill	12 Months Ended
Dec. 31, 2023
Goodwill, net
Goodwill	Goodwill
In connection with the acquisition of iSoftBet, previously discussed in Note 3 - Business Acquisitions and Divestitures, the Company recognized $121 million (€117 million) of goodwill in our PlayDigital reporting unit. The goodwill was primarily related to expected synergies from combining operations and the value of the existing workforce. The goodwill generated as a result of the acquisition of iSoftBet is nondeductible for income tax purposes.

In connection with the divestiture of our Italian commercial services business previously discussed in Note 3 - Business Acquisitions and Divestitures, goodwill in our Global Lottery reporting unit was reduced by $250 million.

Changes in the carrying amount of goodwill consist of the following:

($ in millions)	Global Lottery	Global Gaming	PlayDigital	Total
Balance at December 31, 2021	2,948	1,446	261	4,656
Acquisitions	—	—	121	121
Divestitures	(250)	—	—	(250)
Foreign currency translation	(36)	(2)	(6)	(44)
Balance at December 31, 2022	2,662	1,444	376	4,482
Foreign currency translation	16	1	8	25
Balance at December 31, 2023	2,678	1,446	384	4,507

Total goodwill at December 31, 2023, 2022, and 2021 is net of $1.3 billion of accumulated impairment losses.